Employee Benefits	12 Months Ended
Dec. 31, 2013
Employee Benefits
Employee Benefits

16. Employee Benefits

Hilltop and its subsidiaries have benefit plans that provide for elective deferrals by employees under Section 401(k) of the Internal Revenue Code. Employee contributions are determined by the level of employee participation and related salary levels per Internal Revenue Service regulations. Hilltop and its subsidiaries match a portion of employee contributions to the plan based on entity-specific factors including the level of normal operating earnings and the amount of eligible employees’ contributions and salaries. The amount charged to operating expense for this matching contribution totaled $6.2 million, $0.7 million and $0.2 million during 2013, 2012 and 2011, respectively.

In connection with the PlainsCapital Merger, PlainsCapital is in the process of terminating its employee stock ownership plan (“ESOP”) and distributing the assets held by the ESOP (consisting of cash and shares of Hilltop common stock) to ESOP participants.

Effective upon the completion of the PlainsCapital Merger, the Company recorded a liability of $8.9 million associated with separate retention agreements entered into between Hilltop and two executive officers of PlainsCapital.

The Bank purchased $15.0 million of flexible premium universal life insurance in 2001 to help finance the annual expense incurred in providing various employee benefits. At December 31, 2013 and 2012, the carrying value of the policies included in other assets was $24.5 million and $24.1 million, respectively. For the year ended December 31, 2013 and the month ended December 31, 2012, the Bank recorded income of $0.4 million and $0.1 million, respectively, related to the policies that was reported in other noninterest income within the consolidated statement of operations.